UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 10, 2021

_________________________________________________________
Barings Private Credit Corporation
(Exact name of registrant as specified in its charter)
 _________________________________________________________

Maryland	814-01397	86-3780522
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 South Tryon Street, Suite 2500 Charlotte, North Carolina		28202
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (704) 805-7200
N/A
(Former name or former address, if changed since last report.)
_________________________________________________________
Securities registered pursuant to Section 12(b) of the Act: None.
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.    Entry into a Material Definitive Agreement.
On November 10, 2021, Barings Private Credit Corporation (the “Company”) entered into an Amended and Restated Investment Advisory Agreement (the “Amended Advisory Agreement”) between the Company and Barings LLC (the “Adviser”). The Amended Advisory Agreement is substantially the same as the prior investment advisory agreement except that it includes a revision to provide that, in the event that the Inventive Fee Cap (as defined in the Amended Advisory Agreement) in any quarter is determined under the Amended Advisory Agreement to equal 0.50% of the average value of the Company’s gross assets at the end of each quarter during the relevant trailing twelve-month period, in no event will any incentive fee (or portion thereof) be paid by the Company to the Adviser during such quarter to the extent that it would cause the Cumulative Net Investor Return (as defined in the Amended Advisory Agreement) during the relevant trailing twelve-month period to be reduced to an amount below what the Cumulative Net Investor Return during such period would have been if the Incentive Fee Cap for such quarter had been determined under the Amended Advisory Agreement to equal 0.20% of the average value of the Company’s gross assets at the end of each quarter during the relevant trailing twelve-month period.
The foregoing description is only a summary of the material provisions of the Amended Advisory Agreement and is qualified in its entirety by reference to a copy of the Amended Advisory Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.
Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.1	Amended and Restated Investment Advisory Agreement between Barings Private Credit Corporation and Barings LLC, dated as of November 10, 2021.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Barings Private Credit Corporation

Date: November 15, 2021	By:	/s/ Jonathan A. Landsberg
Jonathan A. Landsberg
Chief Financial Officer